Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: November 30, 2009
Federal Tax I.D. # 42-1283895
CORPORATE MONTHLY OPERATING REPORT
FOR FILING ENTITIES ONLY
I declare under penalties of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

GENERAL GROWTH PROPERTIES, INC.

Date: December 30, 2009	by:	/s/ Edmund Hoyt
Edmund Hoyt
Chief Financial Officer

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Debtors Monthly Operating Report as of and for the Month Ended November 30, 2009
Index

Combined Condensed Statements of Income and Comprehensive Income for the Month Ended November 30, 2009 and Cumulative Post-Petition Period Ended November 30, 2009	3

Combined Condensed Balance Sheet	4

Notes to Unaudited Combined Condensed Financial Statements	5
Note 1: Chapter 11 Cases and Proceedings	5
Note 2: Basis of Presentation	6
Note 3: Summary of Significant Accounting Policies	7
Note 4: Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders	7
Note 5: Certain Other Assets and Liabilities and Liabilities Subject to Compromise	8
Note 6: Rejected Contracts and Related Matters	9
Note 7: General and Administrative Expenses and Reorganization Items	10

Schedules:

Schedule I Schedule of Combined Condensed Statement of Income and Comprehensive Income for the Month Ended November 30, 2009	11
Schedule II Schedule of Combined Condensed Balance Sheet as of November 30, 2009	12
Schedule III Schedule of Payroll and Payroll Taxes	13
Schedule IV Schedule of Federal, State and Local Taxes	13
Schedule V Schedule of Total Disbursements by Debtor	23
Schedule VI Schedule of Debtors’ Operating Property Aged Tenant Accounts Receivable	33
Schedule VII Status of Mortgages Payable For Debtors	34
Schedule VIII Chapter 11 Retained Professionals Detail	37
Schedule IX Schedule of Non-Noticed and De Minimis Asset Sales	38
Schedule X Debtors Questionnaire	40

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended	Cumulative Post-Petition
	November 30, 2009	Period Ended November 30, 2009
	(In thousands, except for
	per share amounts)
Revenues:
Minimum rents	$141,206	$1,042,035
Tenant recoveries	62,657	467,213
Overage rents	5,776	24,580
Land sales	746	5,336
Other	6,414	45,895

Total revenues	216,799	1,585,059

Expenses:
Real estate taxes	20,157	147,640
Repairs and maintenance	18,143	116,734
Marketing	3,625	17,778
Ground and other rents	932	7,812
Other property operating costs	25,680	207,989
Land sales operations	1,511	12,099
Provision for doubtful accounts	75	15,063
Property management and other costs	9,329	63,586
General and administrative	1,475	41,050
Provisions for impairment	—	133,327
Depreciation and amortization	50,700	385,619

Total expenses	131,627	1,148,697

Operating income	85,172	436,362

Interest (expense) income, net	(94,645)	(724,226)

Loss before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(9,473)	(287,864)
Benefit (provision) from income taxes	(1,831)	584
Equity in income of Real Estate Affiliates	10,889	75,719
Reorganization items	(4,977)	(63,731)

Loss from continuing operations	(5,392)	(275,292)

Net loss	(5,392)	(275,292)
Allocation to noncontrolling interests	(992)	(2,067)

Net loss attributable to common stockholders	$(6,384)	$(277,359)

Basic and Diluted Loss Per Share:	$(0.02)	$(0.89)
Dividends declared per share	—	—

Comprehensive Loss, Net:
Net loss attributable to common stockholders	$(6,384)	$(277,359)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,040	13,500
Accrued pension adjustment	183	539
Foreign currency translation	(766)	47,073
Unrealized gains on available-for-sale securities	—	93

Other comprehensive income, net	457	61,205

Comprehensive loss attributable to common stockholders	$(5,927)	$(216,154)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

November 30, 2009
(Dollars in thousands)
Assets:
Investment in real estate:
Land	$2,946,948
Buildings and equipment	19,475,610
Less accumulated depreciation	(4,074,153)
Developments in progress	780,120

Net property and equipment	19,128,525
Investment in and loans to/from Unconsolidated Real Estate Affiliates	390,402
Investment property and property held for development and sale	1,188,232
Investment in controlled non-debtor entities	3,982,625

Net investment in real estate	24,689,784
Cash and cash equivalents	739,157
Accounts and notes receivable, net	332,173
Goodwill	205,257
Deferred expenses, net	238,635
Prepaid expenses and other assets	546,753

Total assets	$26,751,759

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,363
Deferred tax liabilities	906,021
Accounts payable and accrued expenses	735,374

Liabilities not subject to compromise	2,073,758

Liabilities subject to compromise	22,508,578

Total liabilities	24,582,336

Redeemable noncontrolling interests:
Preferred	120,756
Common	35,686

Total redeemable noncontrolling interests	156,442

Commitments and Contingencies	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,831,467 shares issued as of November 30, 2009	3,138
Additional paid-in capital	3,793,991
Retained earnings (accumulated deficit)	(1,717,855)
Accumulated other comprehensive loss	(3,617)
Less common stock in treasury, at cost, 1,449,939 shares as of November 30, 2009	(76,752)

Total stockholder’s equity	1,998,905
Noncontrolling interests in consolidated real estate affiliates	14,076

Total equity	2,012,981

Total liabilities and equity	$26,751,759

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 1 Chapter 11 Cases and Proceedings
As previously disclosed pursuant to the Monthly Operating Report filed on June 15, 2009, for the period ended April 30, 2009 (the “April MOR”), on April 16, 2009 (“the Petition Date”), General Growth Properties, Inc. (the “Company”), GGP Limited Partnership (“GGPLP”) and certain of the Company’s domestic subsidiaries (collectively, the “April 16 Debtors”) each filed voluntary petitions for relief pursuant to Chapter 11 (“Chapter 11”) of Title 11 of the United States Code (the “Bankruptcy Code”). On April 23, 2009, an additional 28 of the Company’s domestic subsidiaries (the “April 22 Debtors”) also filed voluntary petitions for Chapter 11 relief. The 388 Debtors’ cases (collectively, the “Chapter 11 Cases”) are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and are jointly administered. The April 16 Debtors and April 22 Debtors are collectively referred to in this report as the “Debtors”. As provided by the rules and regulations governing the Chapter 11 Cases, the Company, on behalf of the Debtors, has agreed to supply to the Bankruptcy Court a monthly report detailing the combined operations for the Debtors as of and for the previous month as well as cumulatively from the Petition Date. Such reports for each month are collectively referred to as the “Monthly Operating Reports”.
The Debtors own and operate approximately 166 regional shopping centers. A list of the Debtors and the properties affected by these Chapter 11 Cases (each an “Operating Property” and, collectively, the “Operating Properties”) is included as Annex A to the Monthly Operating Report filed on June 30, 2009 for the period ended May 31, 2009 (the “May MOR”). As many of the parties affected by, or interested in, the Chapter 11 Cases identify a Debtor by the Operating Property that it owns and/or manages, rather than by such Debtor’s legal name, where appropriate, the Company has reported information either on a by Debtor or on an Operating Property basis. For information regarding the Chapter 11 Cases preceding the filing of this monthly operating report, please see Note 1 of each of the respective previously filed Monthly Operating Reports.
Since the Petition Date, the Bankruptcy Court has granted various motions that allow the Company to continue to operate its business in the ordinary course without interruption during the Chapter 11 Cases covering, among other things, employee obligations and incentive compensation, critical service providers, tax matters, insurance matters, tenant and contractor obligations, claim settlements, ordinary course property sales, cash management and cash collateral. The Bankruptcy Court has ruled that until February 26, 2010, the Debtors have the exclusive right to file a plan of reorganization and, if they do so, they have until April 23, 2010 to obtain necessary acceptances of such plan. However, the Debtors have the right to request an extension of such exclusivity period to file a plan of reorganization until October 13, 2010, which extension is subject to the approval of the Bankruptcy Court.
As of the date of this report, the Bankruptcy Court has confirmed plans of reorganization for 214 Debtors (the “Track 1 Debtors”) owning 110 properties with approximately $11.55 billion of secured loans. The plans of reorganization (the “Track 1 Plans”), generally provide for, in exchange for payment of certain extension fees and cure of previously unpaid amounts due on the applicable mortgage loans (primarily, principal amortization otherwise scheduled to have been paid since the Petition Date), the extension of the secured mortgage loans at previously existing non-default interest rates. As a result of the extensions, the weighted average duration of the ninety-three loans associated with these properties is 6.3 years and the weighted average interest rate (including fees) is 5.56%. In addition, the Track 1 Plan provides for the payment in full of all undisputed claims of creditors of the Track 1 Debtors. Effectiveness of the Track 1 Plans and emergence from bankruptcy are subject to various conditions and approvals, including completion of definitive documentation and approval of the Class B noteholders or mezzanine holders in certain circumstances. Effectiveness of the plans of reorganization and emergence from bankruptcy of the Track 1 Debtors is expected to commence in December 2009 and continue through early 2010. The Chapter 11 Cases for the remaining Debtors will continue.
On December 18, 2009, the Bankruptcy Court approved the payment of a $0.19 per share dividend to holders of GGP common stock declared by the GGP Board of Directors. The dividend, comprised of a combination of cash and common stock, is payable on January 28, 2010 to stockholders of record on December 28, 2009. The stockholders may elect to receive payment of the dividend all in cash or all in common stock. The cash component of the dividend will not exceed 10% in the aggregate. To the extent that more than 10% of cash is elected, the cash portion will be prorated. Stockholders who do not make an election will receive 100% in common stock. The number of shares of common stock issued as a result of the dividend will be calculated based on the volume weighted average trading prices of GGP’s common stock on January 20, 21 and 22, 2010.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 2 Basis of Presentation
The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee (the “U.S. Trustee”) and the Bankruptcy Court. As a result, only relevant financial information for the Debtors has been included in the information presented in the Monthly Operating Report. Accordingly, a significant number of legal entities owned and controlled by GGP, and the related assets, liabilities and operating results of such entities, have been excluded from this Monthly Operating Report as such entities are operating outside of the provisions of Chapter 11. The Debtors’ ownership interest in such excluded entities (the “Non-Debtors”) has been reflected as investment in controlled Non-Debtors at the Debtors’ ownership share (typically 100%). In addition, the applicable earnings/loss of such controlled Non-Debtor entities, along with the Debtors’ share of the applicable income/loss of Unconsolidated Real Estate Affiliates, has been included in the equity in income of Real Estate Affiliates. Further, in the Combined Condensed Statement of Income and Comprehensive Income, the operations for the Debtors are presented from each of their respective Petition Dates forward. As a result, the unaudited financial statements contained in this Monthly Operating Report are not and will not be consistent with the Company’s financial statement filings submitted to the United States Securities and Exchange Commission (the “SEC”) for this or any previous or future period.
The accompanying combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities of the Debtors in the normal course of business. In particular, as each of the Debtors is currently operating as a debtor-in-possession under the provisions of Chapter 11, these combined condensed financial statements have been prepared in accordance with the specialized accounting guidance for entities in reorganization under the Bankruptcy Code. Accordingly, the Debtors’ combined financial statements do not reflect any adjustments related to the recoverability of assets and satisfaction of liabilities that might be necessary should they be unable to continue as a going concern. However, such specialized guidance provides that all pre-petition liabilities subject to compromise (“LSTC” — see Note 5) have been segregated from liabilities not subject to compromise in the combined balance sheet and have been classified as LSTC, at the estimated amount of allowed claims. Interest expense related to pre-petition LSTC has been reported only to the extent that it is (i) estimated to be paid during the pendency of the Chapter 11 Cases, (ii) permitted by the Bankruptcy Court, or (iii) expected to be an allowed claim and may be paid or settled for less than the amount reported. In addition, to the extent any interest expense is unpaid, such accrued amounts may be paid or settled, in full or partially, in the form of equity and/or cash or any combination thereof. Expenses, provisions for losses resulting from the reorganization and certain other items directly related to the Chapter 11 Cases are reported separately in our combined condensed statement of operations as reorganization items (Note 7).
The unaudited financial statements for the Debtors contained in this Monthly Operating Report have been derived from the books and records of the Company. All significant intercompany balances and transactions between the Debtors have been eliminated. All intercompany balances with Non-Debtors are non-interest bearing (except to the extent such bearers are between taxable and non-taxable entities), unsecured, payable on demand and have been reflected as a component of equity. In addition, the financial information contained in such financial statements for the Debtors is preliminary and unaudited and does not purport to show the results of operations or statements of position in accordance with GAAP as, primarily, only normal recurring adjustments are made for the routine monthly closing of our books. Accordingly, certain reclassifications, eliminations, accruals, valuations, reserve adjustments and disclosure items may not have been made for such purposes of this Monthly Operating Report. If this information had been subject to the procedures performed to prepare our quarterly and annual financial information in accordance with GAAP and the rules and regulations of the SEC, we believe that the financial information could be subject to changes and such changes could be material. Therefore, there can be no assurance that the financial information contained in this Monthly Operating Report for the Debtors is complete and readers are strongly cautioned not to place undue reliance upon this or any previously submitted Monthly Operating Report.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Readers of this Monthly Operating Report should refer to the Company’s audited Consolidated Financial Statements for the year ended December 31, 2008, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Annual Report”) and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2009 (the “2009 Interim Report”), as certain footnote disclosures that would substantially duplicate those contained in our Annual Report and such 2009 Interim Report have been omitted from this Monthly Operating Report. Capitalized terms used, but not defined, in this Monthly Operating Report have the same meaning as set forth in our Annual Report or in the 2009 Interim Report.
NOTE 3 Summary of Significant Accounting Policies
See Note 2 “Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements included in our Annual Report and Note 1 “Organization” in the Notes to Consolidated Financial Statements included in our 2009 Interim Report for a summary of the accounting policies that we consider to be significant.
NOTE 4 Cash and Cash Equivalents and Amounts Applicable to Debtor First-Lien Holders
In general, each of the Operating Properties collects cash receipts in a property-specific lockbox and such receipts are transferred daily to a centralized GGPLP cash management account from which cash disbursements are funded. Accordingly, none of the Debtors that directly or indirectly own specific Operating Properties disburse funds to outside parties; all such disbursements are made by GGPLP on behalf of such Debtors. Therefore, at any and all points in time, GGPLP maintains, for each Debtor, an individual net balance of all such cash transfers and disbursements made that pertain to such Debtor. This intercompany account between GGPLP and the respective Debtor is reconciled monthly. As described in Note 1, the Bankruptcy Court has approved the continuation of this centralized cash management system. Mortgage lenders to the Operating Properties were granted a lien on the centralized GGPLP cash management account. In addition, the Debtors agreed to maintain a cash reserve in such account equal to the net cash transferred from the Operating Properties subject to liens since the Petition Date.
On November 30, 2009, the aggregate cumulative post-petition intercompany amounts due (to) from GGPLP with respect to Debtors that own Operating Properties with mortgage lenders possessing the lien rights on the centralized GGPLP cash management account described above, were $428.8 million. In addition, as of December 24, 2009, the aggregate amount held in the combined GGPLP cash account upon which the first-lien holders have such lien rights was approximately $480.6 million.
All bank accounts, both property specific and centralized, are reconciled monthly. Highly-liquid investments with maturities at dates of purchase of three months or less are classified as cash equivalents. As part of the adequate protection being provided to lenders of the Operating Properties, the Debtors will continue to provide reporting information to those lenders as required by their individual loan agreements. The Debtors have agreed to provide such information to the Office of the United States Trustee on a confidential basis upon reasonable request.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 5 Certain Other Assets and Liabilities and Liabilities Subject to Compromise
The following table summarizes the significant components of prepaid expenses and other assets of the Debtors:

November 30, 2009
(In thousands)
Below-market ground leases	$182,792
Prepaid expenses	79,776
Real estate tax stabilization agreement	71,934
Receivables — finance leases and bonds	69,728
Special Improvement District receivable	48,621
Security and escrow deposits	43,807
Above-market tenant leases	24,434
Deferred tax, net of valuation allowances	11,908
Other	13,753

Total prepaid expenses and other assets	$546,753

The components of combined security and escrow deposits of the Debtors are summarized as follows:

November 30, 2009
(In thousands)
Utility and other security deposits	$28,597
Operating funds — restricted	6,879
Construction/major maintenance reserves	4,241
Collateralized letters of credit and other credit support	1,908
Real estate tax escrows	379
Other miscellaneous escrows	1,803

Total security and escrow deposits	$43,807

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
The following table summarizes the significant components of accounts payable and accrued expenses of the Debtors. Substantially all amounts included in the unpaid or accrued balances listed below that are considered LTSC are past due at November 30, 2009, as payment of any of such obligations are limited or precluded by the operation of Chapter 11 (see Schedule X).

November 30, 2009
(In thousands)
Accrued interest	$349,743
Accounts payable and accrued expenses	298,342
Construction payable	144,886
Uncertain tax position liabilities	120,691
Deferred gains/income	80,597
Accrued payroll and other employee liabilities	76,808
Accrued real estate taxes	75,502
Hughes accrued participation	69,081
Below-market tenant leases	55,824
Unapplied cash receipts	40,972
Accounts payable to affiliates	(90,826)
Other	188,664

Total accounts payable and accrued expenses	1,410,284
Less: amounts not subject to compromise	(735,374)

Total accounts payable and accrued expenses subject to compromise	$674,910

The following table summarizes the amounts of LSTC at November 30, 2009:

(In thousands)
Mortgages and secured notes	$15,839,482
Unsecured notes	5,994,186
Accounts payable and accrued expenses	674,910

Total liabilities subject to compromise	$22,508,578

NOTE 6 Rejected Contracts and Related Matters
In addition to our mortgage and other debt, current liabilities and liens, the Debtors are subject to certain executory contracts. The Debtors, subject to the approval of the Bankruptcy Court, may assume or reject these contracts. Although the Debtors are considering the rejection of certain of such contracts (except for our operating property tenant leases), only one such contract, that of an unexpired lease of office space that was no longer occupied by the Debtors, has been rejected as of November 30, 2009. Additional contracts may have been rejected, or will be rejected, pursuant to the Track 1 Plan. Claims may result if an executory contract is rejected; however, no such potential claims have been recorded or reflected at this time. As of November 12, 2009, the Bankruptcy Court approved time period to assume or reject any unexpired lease where a Debtor is a lessee expired with no additional leases being rejected.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
NOTE 7 General and Administrative Expenses and Reorganization Items
General and Administrative expenses consist of the centralized costs of managing the portfolio of assets owned by the Company, which includes the Debtors. Significant subcategories of such overhead costs are listed in the following schedule:

		Cumulative Post-
	Month Ended	Petition Period Ended
General and Administrative Expenses	November 30, 2009	November 30, 2009
	(In thousands)
Insider compensation	$474	$9,041
Public Company expense*	538	29,107
Travel, entertainment, insurance and other	463	2,902

Total general and administrative	$1,475	$41,050

*	This amount includes routine operating professional fees, including any fees incurred for “retained professionals”. Professional fees related to the Chapter 11 Cases are reported separately within reorganization items.
Reorganization items under the bankruptcy filings are expense and income items that were incurred or realized by the Debtors as a result of the Chapter 11 Cases and are presented separately in the unaudited condensed combined statement of operations of the Debtors. These items include professional fees and similar types of expenses incurred directly related to the bankruptcy filings, loss accruals or gains or losses resulting from activities of the reorganization process, and interest earned on cash accumulated by the Debtors. Reorganization items are as follows:

		Cumulative Post-
	Month Ended	Petition Period Ended
Reorganization Items income (expense)	November 30, 2009	November 30, 2009
	(In thousands)
Gains on liabilities subject to compromise (1)	$(1,207)	$(6,737)
Interest income (2)	(6)	(30)
U.S. Trustee fees (3)	345	3,726
Restructuring costs — Chapter 11 Retained Professionals (4)	5,773	61,148
Restructuring costs — other professional fees (5)	72	5,624

Total reorganization items	$4,977	$63,731

(1)	This amount primarily includes repudiation, rejection or termination of contracts or guarantee of obligations. At November 30, 2009, such cumulative gains reflect agreements reached with certain critical vendors (as defined), which were authorized by the Bankruptcy Court and for which certain payments on an installment basis began in July 2009.

(2)	Interest income primarily reflects amounts earned on cash accumulated as a result of the Chapter 11 Cases.

(3)	Estimate of fees due for applicable reporting periods remain subject to confirmation and review by the U.S. Trustee.

(4)	See Schedule VIII which sets forth those professionals whose retention was approved by separate order of the Bankruptcy Court. Certain of the retained professionals have agreements that provide for success or completion fees that are payable upon the consummation of specified restructuring or sale transactions.

(5)	These fees relate to costs incurred by the Debtors for services rendered by non-attorney, non-core Chapter 11 professionals.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE I
COMBINED CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Month Ended November 30, 2009
			Combined
	Debtors	Eliminations	Debtors
	(In thousands, except for per share amounts)
Revenues:
Minimum rents	$141,216	$(10)	$141,206
Tenant recoveries	62,657	—	62,657
Overage rents	5,776	—	5,776
Land sales	746	—	746
Other	6,414	—	6,414

Total revenues	216,809	(10)	216,799

Expenses:
Real estate taxes	20,157	—	20,157
Repairs and maintenance	18,143	—	18,143
Marketing	3,625	—	3,625
Ground and other rents	928	4	932
Other property operating costs	25,708	(28)	25,680
Land sales operations	1,511	—	1,511
Provision for doubtful accounts	75	—	75
Property management and other costs	9,300	29	9,329
General and administrative	1,489	(14)	1,475
Provisions for impairment	—	—	—
Depreciation and amortization	50,700	—	50,700

Total expenses	131,636	(9)	131,627

Operating income	85,173	(1)	85,172

Interest (expense) income, net	(94,840)	195	(94,645)
(Loss) income before income taxes, noncontrolling interests, equity in income of Real Estate Affiliates and reorganization items	(9,667)	194	(9,473)
Provision for income taxes	(1,831)	—	(1,831)
Equity in income of Real Estate Affiliates	155	10,734	10,889
Reorganization items	(4,977)	—	(4,977)

Net (loss) income	(16,320)	10,928	(5,392)
Allocation to noncontrolling interests	(1,067)	75	(992)

Net (loss) income attributable to common stockholders	$(17,387)	$11,003	$(6,384)

Basic and Diluted Earnings Per Share:	$(0.06)	$0.04	$(0.02)

Comprehensive Loss, Net:
Net (loss) income attributable to common stockholders	$(17,387)	$11,003	$(6,384)
Other comprehensive income, net:
Unrealized gains, net of unrealized losses, on financial instruments	1,064	(24)	1,040
Accrued pension adjustment	183	—	183
Foreign currency translation	(783)	17	(766)

Other comprehensive income (loss), net	464	(7)	457

Comprehensive loss attributable to common stockholders	$(16,923)	$10,996	$(5,927)

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE II
COMBINED CONDENSED BALANCE SHEET
(UNAUDITED)

	Month Ended November 30, 2009
			Combined
	Debtors	Eliminations	Debtors
		(In thousands)
Assets:
Investment in real estate:
Land	$2,946,948	$—	$2,946,948
Buildings and equipment	19,475,610	—	19,475,610
Less accumulated depreciation	(4,074,153)	—	(4,074,153)
Developments in progress	852,507	(72,387)	780,120

Net property and equipment	19,200,912	(72,387)	19,128,525
Investment in and loans to/from Unconsolidated Real Estate Affiliates	610,519	(220,117)	390,402
Investment property and property held for development and sale	1,116,106	72,126	1,188,232
Investment in controlled non-debtor entities	16,682,801	(12,700,176)	3,982,625

Net investment in real estate	37,610,338	(12,920,554)	24,689,784
Cash and cash equivalents	718,841	20,316	739,157
Accounts and notes receivable, net	332,173	—	332,173
Goodwill	205,257	—	205,257
Deferred expenses, net	238,635	—	238,635
Prepaid expenses and other assets	576,971	(30,218)	546,753

Total assets	$39,682,215	$(12,930,456)	$26,751,759

Liabilities and Equity:
Mortgages, notes and loans payable	$400,000	$—	$400,000
Investment in and loans to/from Unconsolidated Real Estate Affiliates	32,363	—	32,363
Deferred tax liabilities	906,021	—	906,021
Accounts payable and accrued expenses	757,938	(22,564)	735,374

Total liabilities not subject to compromise	2,096,322	(22,564)	2,073,758
Liabilities subject to compromise	22,989,432	(480,854)	22,508,578

Total liabilities	25,085,754	(503,418)	24,582,336

Redeemable noncontrolling interests:
Preferred	120,756	—	120,756
Common	23,254	12,432	35,686

Total redeemable noncontrolling interests	144,010	12,432	156,442

Commitments and Contingencies	—	—	—

Preferred Stock: $100 par value; 5,000,000 shares authorized; none issued and outstanding	—	—	—

Equity:
Common stock: $.01 par value; 875,000,000 shares authorized, 313,831,467 shares issued as of November 30, 2009	3,138	—	3,138
Additional paid-in capital	9,577,663	(5,783,672)	3,793,991
Retained earnings (accumulated deficit)	4,938,034	(6,655,889)	(1,717,855)
Accumulated other comprehensive loss	(3,707)	90	(3,617)
Less common stock in treasury, at cost, 1,449,939 shares as of November 30, 2009	(76,752)	—	(76,752)

Total stockholder’s equity	14,438,376	(12,439,471)	1,998,905
Noncontrolling interests in consolidated real estate affiliates	14,076	—	14,076

Total equity	14,452,452	(12,439,471)	2,012,981

Total liabilities and equity	$39,682,216	$(12,930,457)	$26,751,759

The accompanying notes are an integral part of these combined condensed financial statements.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE III
SCHEDULE OF PAYROLL AND PAYROLL TAXES
(UNAUDITED)
as of and for the month ended November 30, 2009

Gross Wage	Employee Payroll	Employer Payroll
Expense	Taxes Withheld (a)	Taxes Remitted (b)
	(In thousands)
$15,741	$3,407	$854

(a)	Employee Payroll Taxes are withheld each pay period and remitted by the Company, together with the Employer Payroll Taxes, to the appropriate tax authorities.

(b)	Gross Wages are generally paid by the Company on behalf of the Debtors every two weeks, and were last paid in this period, including withholding amounts, on November 20, 2009.
SCHEDULE IV
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
(UNAUDITED)

		Amounts Paid
	Amount Accrued	Month Ended
	November 30, 2009	November 30, 2009
	(In thousands)
Federal and state income taxes	$2,996	$—

State and local taxes:
Property *	75,502	31,463
Sales and use	1,487	1,331
Franchise	1,792	42
Other	68	50

Total state and local taxes	78,849	32,886

Total taxes	$81,845	$32,886

*	Additional detail on the property taxes by Operating Property is listed below.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

Property Tax
Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
(In thousands)
10 COLUMBIA CORPORATE CENTER	$—	$—
10000 COVINGTON CROSS	—	—
10000 WEST CHARLESTON	—	—
10190 COVINGTON CROSS	—	—
1120/40 TOWN CENTER DRIVE	—	—
1160/80 TOWN CENTER DRIVE	—	—
1201/41 TOWN CENTER DR 2ND U3	—	—
1201/41 TOWN CENTER DRIVE	—	—
1240 ALA MOANA BLVD	—	—
1251/81 TOWN CENTER DRIVE	—	—
1290 ALA MOANA BLVD	—	—
1551 HILLSHIRE DRIVE	—	30
1635 VILLAGE CENTER CIRCLE	—	—
1645 VILLAGE CENTER CIRCLE	—	—
20 COLUMBIA CORPORATE CENTER	—	—
30 COLUMBIA CORPORATE CENTER	—	—
306 KAMANI STREET	—	—
324 KAMAUNI STREET	—	—
330 KAMANI STREET	—	—
40 COLUMBIA CORPORATE CENTER	—	—
404 WARD AVENUE	—	—
420 WARD AVENUE	—	—
4848 OUTPARCEL	19	—
50 COLUMBIA CORPORATE CENTER	—	—
506 AHUI STREET	—	—
532 AHUI STREET BUILDING	—	—
60 COLUMBIA CORPORATE CENTER	—	—
801 HALEKAUWILA STREET	—	—
834 POHUKAINA ST.	—	—
837 HALEKAUWILA STREET	—	—
849/863 HALEKAUWILA STREET	—	—
900 HALEKAUWILA STREET	—	—
955 KAWAIAHAO STREET	—	—
955 WAIMANU STREET	—	—
956 KAWAIAAHAO (PARK LOT)	—	—
956 QUEEN STREET	—	—
9901/21 COVINGTON CROSS	—	—
9950/80 COVINGTON CROSS	—	—
ALA MOANA CENTER	2,427	—
ALA MOANA PACIFIC CENTER	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
ALA MOANA PLAZA	—	—
ALA MOANA TOWER	—	—
ALA MOANA-KAPIOLANI PROPERTIES	—	—
ALA MOANA-KONA STREET	—	—
ALAMEDA PLAZA	167	—
ANIMAS VALLEY MALL	94	114
APACHE MALL	—	—
ARIZONA CENTER	10	184
ARIZONA CENTER ARIZONA CENTER ONE	19	402
ARIZONA CENTER ARIZONA CENTER TWO	16	545
ARIZONA CENTER CINEMA	17	—
ARIZONA CENTER GARDEN OFFICE	4	—
ARIZONA CENTER OFFICE	10	—
ARIZONA CENTER OTHER	—	—
ARIZONA CENTER PARKING	13	113
ARIZONA CENTER-WEST PRKNG LOT	—	—
AUGUSTA MALL	—	638
AUGUSTA MALL ANCHOR ACQ	—	347
AUSTIN BLUFFS PLAZA	46	—
AUSTIN MALL LTD PARTNERSHIP	—	—
BAILEY HILL	—	20
BASKIN ROBBINS	6	—
BAY CITY MALL	—	—
BAYSHORE MALL	200	—
BEACHWOOD PLACE	3,580	—
BELLIS FAIR	—	54
BIRCHWOOD MALL	69	—
BOISE TOWN SQUARE ANCHOR ACQ	69	—
BOISE TOWNE PLAZA	193	—
BOISE TOWNE SQUARE	1,647	—
BRASS MILL CENTER	—	—
BRASS MILL COMMONS	—	—
BURLINGTON TOWN CENTER	—	147
BURLINGTON TOWN CENTER OFFICE	—	26
CACHE VALLEY MALL	—	248
CACHE VALLEY MARKETPLACE	—	109
CALENDONIAN HOLDING	—	—
CANYON POINT	—	—
CAPITAL MALL	282	—
CENTURY PLAZA	73	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
CHAPEL HILLS MALL	1,144	—
CHICO MALL	206	—
CHULA VISTA CENTER	329	—
COLLIN CREEK	1,672	—
COLLIN CREEK-DILLARDS	—	—
COLONY SQUARE MALL	352	—
COLUMBIA BANK DRIVE THRU	—	—
COLUMBIA CENTER-C.A. BUILDING	—	—
COLUMBIA CENTER-EXHIBIT BLDG	—	—
COLUMBIA DEVELOPMENT CORPORATION	—	—
COLUMBIA MALL	514	—
COLUMBIANA CENTER	1,403	—
CORONADO MALL	318	385
CORPORATE POINTE #2	—	26
CORPORATE POINTE #3	—	38
COTTONWOOD MALL	—	283
COTTONWOOD SQUARE	—	41
COUNTRY HILL PLAZA	—	135
CROSSING BUSINESS CENTER #6	—	—
CROSSING BUSINESS CENTER #7	—	—
CROSSROADS CENTER (MN)	—	—
DEERBROOK MALL	1,305	—
DEERBROOK MALL ANCHOR ACQ	61	—
DIVISION CROSSING	—	235
DMV BUILDING	—	—
EAGLE RIDGE MALL	—	538
EASTRIDGE MALL (CA)	71	43
EASTRIDGE MALL (WY)	112	134
EDEN PRAIRIE CENTER	—	—
EDEN PRAIRIE CENTER ANCHOR ACQ	—	—
ELK GROVE PROMENADE	1,284	—
FALLBROOK CENTER	—	750
FANEUIL HALL MARKETPLACE	—	—
FANEUIL HALL MKTPL.-N.OFFICE	—	—
FANEUIL HALL MKTPL.-N.RETAIL	—	—
FANEUIL HALL MKTPL.-QUINCY	—	—
FANEUIL HALL MKTPL.-S.RETAIL	—	—
FANEUIL HALL OFFICE	—	—
FANUEUIL HALL MKTPL.-S.OFFICE	—	—
FASHION PLACE	5	904

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
FASHION PLACE ANCHOR ACQ	—	—
FASHION SHOW	—	5
FIFTY COLUMBIA CORPORATE CTR, INC.	—	—
FOODMAKER, INC.	—	—
FOOTHILLS MALL	850	—
FORT UNION	—	66
FORTY COLUMBIA CORP CTR, INC.	—	—
FOUR SEASONS TOWN CENTRE MALL	—	—
FOUR STATE/TRC OF NEVADA	—	—
FOX RIVER MALL	1,317	—
FREMONT VILLAGE	—	—
GARDEN OFFICE BUILDING	—	—
GATEWAY CROSSING SHOPPING CTR	—	194
GATEWAY MALL	—	952
GGPLP-SHARED	1,038	446
GGPLP-VICTORIA WARD	—	—
GLENBROOK SQUARE	4,106	2,319
GLENBROOK SQUARE ANCHOR ACQ	120	—
GRAND TETON MALL	729	—
GRAND TETON PLAZA	164	—
GRAND TRAVERSE MALL	59	—
GREENGATE MALL, INC.	—	—
GREENWOOD MALL	70	—
HALEKAUWILA BUILDING	—	—
HALSEY CROSSING	—	75
HARBORPLACE	—	—
COLUMBIA HRD BENSON LEASES	—	—
HUGHES SUMMERLIN OTHER	—	—
HULEN MALL	1,839	—
JORDAN CREEK TOWN CENTER	3,898	—
JP REALTY ADJUSTMENTS	—	—
KADOWAKI, JAY	—	—
KAMAKEE BUILDING	—	—
KAMANI BUILDING	—	—
KENDALL TOWN CENTER	(860)	860
KLING TRUST (CLIFFORD ET AL)	—	—
KNOLLWOOD MALL	—	—
LAKEMOOR	—	—
LAKESIDE MALL	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
LAKEVIEW SQUARE	163	—
LANDMARK MALL	—	244
LANSING MALL	378	—
LINCOLNSHIRE COMMONS	384	—
LOCKPORT MALL	—	—
LYNNHAVEN MALL	—	1,237
MALL AT SIERRA VISTA	181	—
MALL OF LOUISIANA	839	—
MALL OF LOUSIANA POWER CENTER	134	—
MALL OF THE BLUFFS	1,996	—
MALL ST. MATHEWS	—	684
MALL ST. VINCENT	573	—
MARKET PLACE SHOPPING CENTER	1,533	—
MAYFAIR BANK TOWER	282	—
MAYFAIR MALL	4,070	—
MAYFAIR NORTH TOWER	295	—
MAYFAIR PROFESSIONAL	112	—
MAYFAIR-AURORA HEALTH CENTER	268	—
MONDAWMIN MALL	—	—
MONDAWMIN MALL-OFFICE	—	—
MORENO VALLEY MALL	214	—
NATICK-NOUVELLE AT NATICK	(399)	—
NEIGHBORHOOD STORES	—	—
NEWGATE MALL	—	723
NEWPARK MALL	33	38
NEWPARK MALL ANCHOR ACQ	—	—
NORTH PLAINS MALL	24	—
NORTH POINT MALL	2,196	—
NORTH STAR MALL	1,415	1,927
NORTH STAR MALL ANCHOR ACQ	174	—
NORTH TOWN MALL	—	15
NORTHGATE MALL	594	—
NORTHRIDGE FASHION CENTER	36	1,173
OAKWOOD CENTER	419	—
OAKWOOD MALL	1,083	—
OGLETHORPE MALL	—	439
OREM PLAZA CENTER STREET	—	71
OREM PLAZA STATE STREET	—	35
OTHER HUGHES PROPERTIES	—	—
OVIEDO MARKETPLACE	—	659
OWINGS MALL	—	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
OWINGS MILLS-OFFICE ALLOCATIONS	—	—
OXMOOR MALL	(38)	729
PARK CITY CENTER	—	—
PARK MEADOWS	—	—
PARK PLACE	544	—
PARK WEST	364	227
PEACHTREE MALL	—	844
PECANLAND MALL	584	—
PECANLAND MALL ANCHOR ACQ	46	—
PIEDMONT MALL	—	117
PIERRE BOSSIER MALL	216	—
PINE RIDGE MALL	417	—
PIONEER PLACE	—	2,178
PIONEER PLACE LP EXPANSION	—	—
PIONEER TOWER	—	—
PIONEER TOWER GARAGE	—	—
PLAZA 800	—	—
PLAZA 9400	—	147
POHUKAINA CENTER	—	—
POHUKAINA COURT	—	—
PRICE NT CORP	—	—
PRINCE KUHIO PLAZA	—	—
PROVIDENCE PLACE	—	—
PROVO PLAZA	—	43
RED CLIFFS MALL	—	269
RED CLIFFS PLAZA	—	60
REDLANDS PROMENADE	92	—
REGENCY SQUARE MALL	—	1,556
RIDGEDALE CENTER	—	—
RIDGLEY BUILDING	—	—
RIO WEST MALL	88	106
RIVER FALLS	692	760
RIVER HILLS MALL	1,463	—
RIVER POINTE PLAZA	—	95
RIVERLANDS SHOPPING CENTER	53	—
RIVERSIDE PLAZA	—	151
RIVERTOWN CROSSINGS	67	—
ROGUE VALLEY MALL	—	806
SAINT LOUIS GALLERIA	3,488	—
SALEM CENTER	—	548
SIKES SENTER	1,107	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
SILVER LAKE MALL	219	—
SOONER MALL	366	—
SOUTH STREET MARKETPLACE THEAT	162	—
SOUTH STREET SEAPORT	—	—
SOUTHLAKE MALL	—	1,097
SOUTHLAND CENTER (MI)	—	—
SOUTHLAND MALL (CA)	—	—
SOUTHSHORE MALL	—	—
SOUTHWEST OFF CTR I	155	—
SOUTHWEST OFF CTR II	48	—
SOUTHWEST PLAZA	2,096	—
SPRING HILL MALL	2,100	—
ST LOUIS GALLERIA ANCH ACQ	70	—
STATEN ISLAND ALLOCATION-B	—	—
STATEN ISLAND MALL	—	—
STATEN ISLAND MALL CENTER, INC	—	—
STATEN ISLAND MALL PHASE I	—	—
STATEN ISLAND MALL PHASE II	—	—
STATEN ISLAND THE CROSSINGS	—	—
STATEN ISLAND-ALLOCATION A	—	—
STEEPLEGATE MALL	—	—
STONESTOWN GALLERIA	—	—
STONESTOWN MEDICAL BUILDING	—	—
THE BOULEVARD MALL	—	—
THE BRIDGES AT MINT HILL	18	—
THE COMMONS AT FOOTHILLS MALL	29	—
THE CROSSROADS (MI)	—	—
THE GALLERY AT HARBORPLACE	—	—
THE GALLERY AT HARBORPLACE-GARAGE	1,059	—
THE GALLERY AT HARBORPLACE-OFFICE	—	—
THE GALLERY AT HARBORPLACE-OTHER	—	—
THE GRAND CANAL SHOPPES	—	—
THE HUGHES CORPORATION	—	—
THE MAINE MALL	34	925
THE PINES	90	—
THE PLAZA AT FOOTHILLS MALL	70	—
THE SHOPPES AT DETROIT GATEWAY	—	—
THE SHOPPES AT THE PALAZZO	—	—
THE SHOPS AT FALLEN TIMBERS	1,670	—
THE SHOPS AT FOOTHILLS MALL	112	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
THE SHOPS AT SUMMERLIN CENTRE	—	264
THE VILLAGE AT REDLANDS	—	—
THE VILLAGE OF CROSS KEYS	—	4
THE VILLAGE OF CROSS KEYS OFFICE	—	—
THE WOODLANDS MALL	1,456	—
THE WOODLANDS MALL ANCHOR ACQ	85	—
THHC LAND (WOBU)	—	—
THREE RIVERS MALL	—	—
TOWN EAST MALL	3,262	—
TRCLP	—	—
TRCLP OPER PROP ADJ	—	—
TRCLP-SOLD/CLOSED	—	—
TRS — PARK WEST	—	—
TRS 9	—	—
TRS1 LAND ADJUSTMENT	—	—
TRS2-SOLD PROPERTIES	—	—
TRS3-SOLD PROPERTIES	—	—
TRS5-SOLD PROPERTIES	—	—
TUCSON ANCHOR ACQ	27	—
TUCSON ENTERTAINMENT PAVILION	17	—
TUCSON MALL	401	—
TWINS FALLS CROSSINGS	31	—
TYSONS GALLERIA	—	1,221
UNIVERSITY CROSSING	—	243
VALLEY HILLS MALL	445	—
VALLEY PLAZA ANCHOR ACQ	—	—
VALLEY PLAZA MALL	492	—
VCK ALLOCATION	—	—
VCK ALLOCATION-ALL	—	—
VCK CROSS KEYS INN	—	—
VICTORIA WARD ADJ	—	—
VICTORIA WARD SHARED OPERATION	(26)	—
VILLAGE AT JORDAN CREEK	1,024	—
VILLAGE SQUARE-RETAIL PH III	—	—
VISALIA MALL	184	5
VISTA COMMONS	—	—
VISTA RIDGE MALL	1,909	—
WARD ENTERTAINMENT CENTER	—	1
WARD PLAZA	—	1
WASHINGTON PARK MALL	145	—
WEST VALLEY MALL	306	118
WESTWOOD MALL	26	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IV — Continued
SCHEDULE OF PROPERTY TAXES
(UNAUDITED)

	Property Tax
		Amount Paid
	Amount Accrued	Month Ended
Operating Property	November 30, 2009	November 30, 2009
	(In thousands)
WHITE MARSH MALL	—	10
WHITE MOUNTAIN MALL	45	54
WILLOWBROOK MALL (NJ)	—	233
WOODBRIDGE CENTER	—	—
WOODLANDS VILLAGE	44	—
YELLOWSTONE SQUARE	84	—
LUFKIN MALL	—	—

	$75,502	$31,463

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
South Street Seaport Limited Partnership	09-11963	$724
Seaport Marketplace, LLC	09-11964	—
Seaport Marketplace Theatre, LLC	09-11965	6
Lockport L.L.C.	09-11966	2
RASCAP Realty, Ltd.	09-11967	—
Bellis Fair Partners	09-11968	616
GGP-Mint Hill L.L.C.	09-11969	—
Pines Mall Partners	09-11970	162
GGP-Grandville L.L.C.	09-11971	1,004
GGP-Grandville II L.L.C.	09-11972	—
GGP-Redlands Mall, L.P.	09-11973	45
La Place Shopping, L.P.	09-11974	179
GGP-Tucson Land L.L.C.	09-11975	4
Tucson Anchor Acquisition, LLC	09-11976	185
General Growth Properties, Inc.	09-11977	—
GGP Limited Partnership	09-11978	35,117
Rouse LLC	09-11979	—
GGP American Properties Inc.	09-11980	—
Caledonian Holding Company, Inc.	09-11981	—
GGPLP L.L.C.	09-11982	—
Rouse Company LP, The	09-11983	2,892
TRC Co-Issuer, Inc.	09-11984	—
Oakwood Shopping Center Limited Partnership	09-11985	467
Alameda Mall Associates	09-11986	495
Bay Shore Mall Partners	09-11987	300
Chico Mall, L.P.	09-11988	450
Lansing Mall Limited Partnership	09-11989	325
GGP-Pecanland, L.P.	09-11990	415
GGP-Pecanland II, L.P.	09-11991	—
Southland Mall, L.P.	09-11992	879
South Shore Partners, L.P.	09-11993	39
Price Financing Partnership, L.P.	09-11994	—
Price GP L.L.C.	09-11995	—
HHP Government Services, Limited Partnership	09-11996	—
Ho Retail Properties I Limited Partnership	09-11997	265
New Orleans Riverwalk Associates	09-11998	337
New Orleans Riverwalk Limited Partnership	09-11999	—
White Marsh General Partnership	09-12000	685
White Marsh Mall Associates	09-12001	685
White Marsh Phase II Associates	09-12002	685

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
Parke West, LLC	09-12003	281
GGP-Newpark L.L.C.	09-12004	495
Elk Grove Town Center, L.P.	09-12005	39
Baltimore Center Associates Limited Partnership	09-12006	1,254
Baltimore Center Garage Limited Partnership	09-12007	87
Century Plaza L.L.C.	09-12008	36
Harbor Place Associates Limited Partnership	09-12009	336
Price Development Company, Limited Partnership	09-12010	369
Rouse-Phoenix Theatre Limited Partnership	09-12011	6
Rouse-Arizona Retail Center Limited Partnership	09-12012	451
Rouse-Phoenix Master Limited Partnership	09-12013	—
Saint Louis Land L.L.C.	09-12014	—
Southland Center, LLC	09-12015	937
GGP-North Point Land L.L.C.	09-12016	—
Majestic Partners-Provo, LLC	09-12017	49
GGP-Mall of Louisiana, L.P.	09-12018	3,795
NewPark Anchor Acquisition, LLC	09-12019	—
Parkview Office Building Limited Partnership	09-12020	47
Parkside Limited Partnership	09-12021	27
Park Square Limited Partnership	09-12022	101
Rouse SI Shopping Center, LLC	09-12023	2,226
Augusta Mall, LLC	09-12024	1,883
Burlington Town Center LLC, The	09-12025	462
Fashion Show Mall LLC	09-12026	4,414
GGP Ala Moana L.L.C.	09-12027	9,740
GGP Jordan Creek L.L.C.	09-12028	1,119
GGP Village at Jordan Creek L.L.C.	09-12029	15
GGP-Four Seasons L.L.C.	09-12030	789
Lincolnshire Commons, LLC	09-12031	221
Phase II Mall Subsidiary, LLC	09-12032	2,277
St. Cloud Mall L.L.C.	09-12033	729
Valley Hills Mall L.L.C.	09-12034	463
GGP Holding, Inc.	09-12035	212
The Rouse Company BT, LLC	09-12036	—
Rouse Company Operating Partnership LP, The	09-12037	—
10000 West Charleston Boulevard, LLC	09-12040	177
10190 Covington Cross, LLC	09-12041	14
1120/1140 Town Center Drive, LLC	09-12042	51
1160/1180 Town Center Drive, LLC	09-12043	26
1201-1281 Town Center Drive, LLC	09-12044	41

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
1251 Center Crossing, LLC	09-12045	—
1450 Center Crossing Drive, LLC	09-12046	11
1451 Center Crossing Drive, LLC	09-12047	5
1551 Hillshire Drive, LLC	09-12048	150
1635 Village Centre Circle, LLC	09-12049	14
1645 Village Center Circle, LLC	09-12050	41
9901-9921 Covington Cross, LLC	09-12051	5
9950-9980 Covington Cross, LLC	09-12052	6
Alameda Mall, L.L.C.	09-12053	—
Apache Mall, LLC	09-12054	321
Arizona Center Parking, LLC	09-12055	167
Augusta Mall Anchor Acquisition, LLC	09-12056	361
Augusta Mall Anchor Holding, LLC	09-12057	—
Augusta Mall Holding, LLC	09-12058	—
Austin Mall Limited Partnership	09-12059	—
Austin Mall, LLC	09-12060	—
Bakersfield Mall, Inc.	09-12061	—
Bakersfield Mall LLC	09-12062	3,003
Baltimore Center, LLC	09-12063	—
Bay City Mall Associates L.L.C.	09-12064	227
Bay Shore Mall II L.L.C.	09-12065	—
Bay Shore Mall, Inc.	09-12066	—
Beachwood Place Holding, LLC	09-12067	—
Beachwood Place Mall, LLC	09-12068	1,470
Benson Park Business Trust	09-12069	—
Birchwood Mall, LLC	09-12070	105
Boise Mall, LLC	09-12071	1,015
Boise Town Square Anchor Acquisition, LLC	09-12072	1
Boise Towne Plaza L.L.C.	09-12073	53
Boulevard Associates	09-12074	758
Boulevard Mall, Inc.	09-12075	—
Boulevard Mall I LLC	09-12076	—
Boulevard Mall II LLC	09-12077	—
BTS Properties L.L.C.	09-12078	—
Cache Valley, LLC	09-12079	432
Century Plaza, Inc.	09-12080	—
Champaign Market Place L.L.C.	09-12081	721
Chapel Hills Mall L.L.C.	09-12082	818
Chattanooga Mall, Inc.	09-12083	—
Chico Mall L.L.C.	09-12084	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
Chula Vista Center, LLC	09-12085	285
Collin Creek Anchor Acquisition, LLC	09-12086	—
Collin Creek Mall, LLC	09-12087	630
Colony Square Mall L.L.C.	09-12088	116
Columbia Mall L.L.C.	09-12089	1,498
Coronado Center L.L.C.	09-12090	1,481
Coronado Center Holding L.L.C.	09-12091	—
Cottonwood Mall, LLC	09-12092	487
Country Hills Plaza, LLC	09-12093	215
Deerbrook Mall, LLC	09-12094	1,319
DK Burlington Town Center LLC	09-12095	—
Eagle Ridge Mall, Inc.	09-12096	—
Eagle Ridge Mall, L.P.	09-12097	1,039
Eastridge Shopping Center L.L.C.	09-12098	1,323
Eden Prairie Anchor Building L.L.C.	09-12099	6
Eden Prairie Mall, Inc.	09-12100	—
Eden Prairie Mall L.L.C.	09-12101	596
Elk Grove Town Center L.L.C.	09-12102	—
ER Land Acquisition L.L.C.	09-12103	—
Fallbrook Square Partners Limited Partnership	09-12104	1,281
Fallbrook Square Partners L.L.C.	09-12105	—
Fallen Timbers Shops, LLC	09-12106	252
Fallen Timbers Shops II, LLC	09-12107	—
Faneuil Hall Marketplace, LLC	09-12108	1,262
Fashion Place, LLC	09-12109	2,761
Fashion Place Anchor Acquisition, LLC	09-12110	—
Fifty Columbia Corporate Center, LLC	09-12111	—
Forty Columbia Corporate Center, LLC	09-12112	—
Fox River Shopping Center, LLC	09-12113	1,370
Franklin Park Mall, LLC	09-12114	—
Franklin Park Mall Company, LLC	09-12115	—
Gateway Crossing L.L.C.	09-12116	266
Gateway Overlook Business Trust	09-12117	424
Gateway Overlook II Business Trust	09-12118	—
GGP Acquisition, L.L.C.	09-12119	—
GGP Ala Moana Holdings L.L.C.	09-12120	—
GGP American Holdings Inc.	09-12121	—
GGP General II, Inc.	09-12122	—
GGP Holding II, Inc.	09-12123	—
GGP Holding Services, Inc.	09-12124	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
GGP Ivanhoe II, Inc.	09-12125	—
GGP Ivanhoe IV Services, Inc.	09-12126	—
GGP Kapiolani Development L.L.C.	09-12127	29
GGP Knollwood Mall, LP	09-12128	401
GGP Natick Residence LLC	09-12129	417
GGP Savannah L.L.C.	09-12130	—
GGP/Homart, Inc.	09-12131	12
GGP/Homart Services, Inc.	09-12132	—
GGP-Bay City One, Inc.	09-12133	—
GGP-Brass Mill, Inc.	09-12134	1,038
GGP-Burlington L.L.C.	09-12135	—
GGP-Canal Shoppes L.L.C.	09-12136	—
GGP-Foothills L.L.C.	09-12137	189
GGP-Glenbrook L.L.C.	09-12138	3,315
GGP-Glenbrook Holding L.L.C.	09-12139	3
GGP-Grandville Land L.L.C.	09-12140	—
GGP-La Place, Inc.	09-12141	—
GGP-Lakeview Square, Inc.	09-12142	—
GGP-Lansing Mall, Inc.	09-12143	—
GGP-Maine Mall L.L.C.	09-12144	2,026
GGP-Maine Mall Holding L.L.C.	09-12145	—
GGP-Maine Mall Land L.L.C.	09-12146	—
GGP-Moreno Valley, Inc.	09-12147	754
GGP-Newgate Mall, LLC	09-12148	1,178
GGP-Newpark, Inc.	09-12149	—
GGP-North Point, Inc.	09-12150	1,270
GGP-Pecanland, Inc.	09-12151	—
GGP-Redlands Mall L.L.C.	09-12152	—
GGP-South Shore Partners, Inc.	09-12153	—
GGP-Steeplegate, Inc.	09-12154	133
GGP-Tucson Mall L.L.C.	09-12155	961
GGP-UC L.L.C.	09-12156	317
Grand Canal Shops II, LLC	09-12157	2,843
Grandville Mall II, Inc.	09-12158	—
Grandville Mall, Inc.	09-12159	—
Greengate Mall, Inc.	09-12160	—
Greenwood Mall Land, LLC	09-12161	—
Harborplace Borrower, LLC	09-12162	—
Hickory Ridge Village Center, Inc.	09-12163	—
HMF Properties, LLC	09-12164	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
Ho Retail Properties II Limited Partnership	09-12165	109
Hocker Oxmoor, LLC	09-12166	1,255
Hocker Oxmoor Partners, LLC	09-12167	—
Howard Hughes Canyon Pointe Q4, LLC	09-12168	34
Howard Hughes Corporation, The	09-12169	302
Howard Hughes Properties, Inc.	09-12170	2,109
Howard Hughes Properties, Limited Partnership	09-12171	14
Howard Hughes Properties IV, LLC	09-12172	29
Howard Hughes Properties V, LLC	09-12173	42
HRD Parking, Inc.	09-12174	3
HRD Remainder, Inc.	09-12175	—
Hulen Mall, LLC	09-12176	706
Hughes Corporation, The	09-12177	—
Kapiolani Condominium Development, LLC	09-12178	—
Kapiolani Retail, LLC	09-12179	—
Knollwood Mall, Inc.	09-12180	—
Lakeside Mall Holding, LLC	09-12181	—
Lakeside Mall Property LLC	09-12182	1,040
Lakeview Square Limited Partnership	09-12183	388
Land Trust No. 89433	09-12184	—
Land Trust No. 89434	09-12185	—
Land Trust No. FHB-TRES 200601	09-12186	—
Land Trust No. FHB-TRES 200602	09-12187	—
Landmark Mall L.L.C.	09-12188	391
Lynnhaven Holding L.L.C.	09-12189	—
Lynnhaven Mall L.L.C.	09-12190	2,682
Mall of Louisiana Holding, Inc.	09-12191	—
Mall of Louisiana Land, LP	09-12192	11
Mall of Louisiana Land Holding, LLC	09-12193	—
Mall of the Bluffs, LLC	09-12194	114
Mall St. Matthews Company, LLC	09-12195	—
Mall St. Vincent, Inc.	09-12196	—
Mall St. Vincent, L.P.	09-12197	390
Mayfair Mall, LLC	09-12198	620
MSAB Holdings, Inc.	09-12199	—
MSAB Holdings L.L.C.	09-12200	—
MSM Property L.L.C.	09-12201	1,450
Natick Retail, LLC	09-12202	—
Newgate Mall Land Acquisition, LLC	09-12203	—
NewPark Mall L.L.C.	09-12204	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
North Plains Mall, LLC	09-12205	17
North Star Anchor Acquisition, LLC	09-12206	67
North Star Mall, LLC	09-12207	3,420
North Town Mall, LLC	09-12208	292
Northgate Mall L.L.C.	09-12209	306
NSMJV, LLC	09-12210	—
Oakwood Hills Mall, LLC	09-12211	398
Oglethorpe Mall L.L.C.	09-12212	1,441
Oklahoma Mall L.L.C.	09-12213	—
OM Borrower, LLC	09-12214	—
One Willow Company, LLC	09-12215	—
Orem Plaza Center Street, LLC	09-12216	—
Owings Mills Limited Partnership	09-12217	151
Park Mall, Inc.	09-12218	—
Park Mall L.L.C.	09-12219	1,138
PDC Community Centers L.L.C.	09-12220	942
PDC-Eastridge Mall L.L.C.	09-12221	607
PDC-Red Cliffs Mall L.L.C.	09-12222	467
Peachtree Mall L.L.C.	09-12223	1,433
Pecanland Anchor Acquisition, LLC	09-12224	—
Piedmont Mall, LLC	09-12225	438
Pierre Bossier Mall, LLC	09-12226	181
Pine Ridge Mall L.L.C.	09-12227	192
Pioneer Office Limited Partnership	09-12228	172
Pioneer Place Limited Partnership	09-12229	2,401
Price Development TRS, Inc.	09-12230	—
Price-ASG L.L.C.	09-12231	1,182
Prince Kuhio Plaza, Inc.	09-12232	—
Providence Place Holdings, LLC	09-12233	—
Redlands Land Acquisition Company L.L.C.	09-12234	—
Redlands Land Acquisition Company, L.P.	09-12235	—
Redlands Land Holding L.L.C.	09-12236	—
Ridgedale Center, LLC	09-12237	1,100
Rio West L.L.C.	09-12238	220
River Falls Mall, LLC	09-12239	787
River Hills Land, LLC	09-12240	—
River Hills Mall, LLC	09-12241	607
Rogue Valley Mall L.L.C.	09-12242	1,085
Rogue Valley Mall Holding L.L.C.	09-12243	—
The Rouse Company at Owings Mills, LLC	09-12244	—

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
Rouse Company of Florida, LLC, The	09-12245	—
The Rouse Company of Louisiana, LLC	09-12246	—
The Rouse Company of Michigan, LLC	09-12247	—
The Rouse Company of Minnesota, LLC	09-12248	—
The Rouse Company of Ohio, LLC	09-12249	—
Rouse F.S., LLC	09-12250	—
Rouse Office Management of Arizona, LLC	09-12251	—
Rouse Providence LLC	09-12252	2,143
Rouse Ridgedale, LLC	09-12253	—
Rouse Ridgedale Holding, LLC	09-12254	—
Rouse Southland, LLC	09-12255	—
Rouse-Arizona Center, LLC	09-12256	—
Rouse-Fairwood Development Corporation	09-12257	1
Rouse-New Orleans, LLC	09-12258	—
Rouse-Oakwood Shopping Center, LLC	09-12259	—
Rouse-Orlando, LLC	09-12260	1,094
Rouse-Phoenix Cinema, LLC	09-12261	—
Rouse-Phoenix Corporate Center Limited Partnership	09-12262	578
Rouse-Phoenix Development Company, LLC	09-12263	—
Rouse-Portland, LLC	09-12264	—
RS Properties Inc.	09-12265	2,397
Saint Louis Galleria L.L.C.	09-12266	1,544
Saint Louis Galleria Anchor Acquisition, LLC	09-12267	1
Saint Louis Galleria Holding L.L.C.	09-12268	—
Sierra Vista Mall, LLC	09-12269	95
Sikes Senter, LLC	09-12270	471
Silver Lake Mall, LLC	09-12271	142
Sixty Columbia Corporate Center, LLC	09-12272	—
Sooner Fashion Mall L.L.C.	09-12273	521
Southlake Mall L.L.C.	09-12274	1,856
Southland Center Holding, LLC	09-12275	—
Southland Mall, Inc.	09-12276	—
Southwest Denver Land L.L.C.	09-12277	—
Southwest Plaza L.L.C.	09-12278	266
Spring Hill Mall L.L.C.	09-12279	130
St. Cloud Land L.L.C.	09-12280	—
St. Cloud Mall Holding L.L.C.	09-12281	—
Stonestown Shopping Center L.L.C.	09-12282	—
Stonestown Shopping Center, L.P.	09-12283	1,604
Summerlin Centre, LLC	09-12284	267

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
Summerlin Corporation	09-12285	—
Three Rivers Mall L.L.C.	09-12286	161
Three Willow Company, LLC	09-12287	—
Town East Mall, LLC	09-12288	853
Tracy Mall, Inc.	09-12289	—
Tracy Mall Partners, L.P.	09-12290	498
Tracy Mall Partners I L.L.C.	09-12291	—
Tracy Mall Partners II, L.P.	09-12292	—
TRC Willow, LLC	09-12293	—
TV Investment, LLC	09-12294	—
Two Arizona Center, LLC	09-12295	630
Two Willow Company, LLC	09-12296	—
Tysons Galleria L.L.C.	09-12297	2,787
U.K.-American Properties, Inc.	09-12298	2,557
Valley Hills Mall, Inc.	09-12299	—
Valley Plaza Anchor Acquisition, LLC	09-12300	293
VCK Business Trust	09-12301	326
Victoria Ward Center L.L.C.	09-12302	119
Victoria Ward Entertainment Center L.L.C.	09-12303	95
Victoria Ward, Limited	09-12304	1,384
Victoria Ward Services, Inc.	09-12305	—
Village of Cross Keys, LLC, The	09-12306	40
Visalia Mall L.L.C.	09-12307	—
Vista Commons, LLC	09-12308	30
Visalia Mall, L.P.	09-12309	253
Vista Ridge Mall, LLC	09-12310	768
VW Condominium Development, LLC	09-12311	—
Ward Gateway-Industrial-Village, LLC	09-12312	118
Ward Plaza-Warehouse, LLC	09-12313	220
Weeping Willow RNA, LLC	09-12314	—
West Kendall Holdings, LLC	09-12315	2,030
Westwood Mall, LLC	09-12316	99
White Marsh Mall, LLC	09-12317	—
White Mountain Mall, LLC	09-12318	128
Willow SPE, LLC	09-12319	—
Willowbrook II, LLC	09-12320	—
Willowbrook Mall, LLC	09-12321	1,440
Woodbridge Center Property, LLC	09-12322	1,561
Woodlands Mall Associates, LLC, The	09-12323	1,592
10000 Covington Cross, LLC	09-12324	3

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE V — Continued
SCHEDULE OF TOTAL DISBURSEMENTS BY DEBTOR
(UNAUDITED)

		Disbursements
		Month Ended
Legal Entity	Case Number	November 30, 2009
		(In thousands)
10 CCC Business Trust	09-12457	24
20 CCC Business Trust	09-12458	34
30 CCC Business Trust	09-12459	51
Capital Mall L.L.C.	09-12462	210
GGP-Columbiana Trust	09-12464	184
GGP-Gateway Mall L.L.C.	09-12467	1,399
Grand Traverse Mall Partners, LP	09-12469	566
Greenwood Mall L.L.C.	09-12471	537
Kalamazoo Mall L.L.C.	09-12472	635
Lancaster Trust	09-12473	885
Mondawmin Business Trust	09-12474	1,998
Running Brook Business Trust	09-12475	—
Town Center East Business Trust	09-12476	27
Burlington Town Center II LLC	09-12477	—
GGP-Mall of Louisiana, Inc.	09-12478	—
Stonestown Shopping Center Holding L.L.C.	09-12479	—
Capital Mall, Inc.	09-12480	—
GGP-Gateway Mall, Inc.	09-12481	—
GGP-Mall of Louisiana II, L.P.	09-12482	—
Grand Traverse Mall Holding, Inc.	09-12483	—
Greenwood Mall, Inc.	09-12484	—
Kalamazoo Mall, Inc.	09-12485	—
Parcit-IIP Lancaster Venture	09-12486	—
Parcity L.L.C.	09-12487	—
Parcity Trust	09-12488	—
Park City Holding, Inc.	09-12489	—
PC Lancaster L.L.C.	09-12490	—
PC Lancaster Trust	09-12491	—

		$189,691

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VI
SCHEDULE OF DEBTORS’ OPERATING PROPERTY
AGED TENANT ACCOUNTS RECEIVABLE
(UNAUDITED)

	November 30, 2009
	(In thousands)
Current	$(30,769)	*
31 - 60 days	7,904
61 - 90 days	6,866
91 - 120 days	304
Over 120 days	49,305

Gross Amount	$33,610

*	In general, reflects tenant rents paid in advance.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	November 30, 2009	Month Ended November 30 (b)
			(Dollars in thousands)
Fixed Rate Loans
Secured Asset Loans:
10000 West Charleston	3/1/2011	7.88%	$21,772	$143
1160/80 Town Center	7/15/2013	6.99%	8,803	51
Ala Moana A1	9/1/2011	5.52%	750,000	3,451
Ala Moana A2	9/1/2011	5.65%	750,000	3,532
Augusta Mall	11/11/2011	5.49%	175,000	800
Baltimore Center Garage Ltd Partnership	6/1/2018	6.05%	16,092	81
Bay City	12/2/2013	5.30%	24,120	107
Bayshore	9/1/2011	7.13%	31,005	184
Beachwood Place	4/7/2011	5.60%	240,164	1,121
Bellis Fair	2/15/2016	7.34%	61,586	377
Boise Towne Plaza	7/9/2010	4.70%	10,921	43
Boise Towne Square	2/10/2011	6.64%	70,738	391
Brass Mill	4/11/2014	4.55%	123,593	469
Burlington	7/1/2010	5.03%	26,000	109
Burlington 2 (*)	7/1/2010	6.30%	5,500	29
Capital	4/1/2011	7.28%	20,291	123
Chapel Hills	10/11/2010	5.04%	115,653	485
Chico Mall	2/11/2009	4.74%	57,203	226
Collin Creek Mall	7/11/2011	6.78%	66,997	378
Columbia Mall (MO)	2/1/2013	6.05%	90,000	454
Coronado	6/7/2010	5.08%	168,798	714
Corporate Pointe 2 (10650 W. Charleston)	9/11/2012	6.83%	4,526	26
Corporate Pointe 3 (10750 W. Charleston)	9/11/2012	6.83%	4,526	26
Country Hills	6/1/2016	6.04%	13,526	68
Crossroads Center (MN)	7/30/2010	4.73%	84,306	332
Deerbrook	3/2/2009	3.46%	73,964	213
Eagle Ridge	10/12/2015	5.41%	47,578	215
Eastridge (CA)	9/1/2011	5.79%	170,000	820
Eastridge (WY )	12/5/2011	5.08%	39,162	166
Eden Prairie	4/1/2011	4.67%	79,828	311
Fallbrook	6/3/2013	6.14%	85,000	435
Faneuil Hall	4/1/2013	5.57%	94,122	437
Fashion Place	10/5/2010	5.30%	144,483	638
Four Seasons	12/11/2013	5.60%	100,429	469
Fox River	12/3/2012	5.96%	195,000	969
Gallery at Harborplace 1 (Baltimore Center Land, Garage & Office)	12/1/2010	7.89%	49,387	325
Gallery at Harborplace 2 (Baltimore Center Land, Garage & Office)	12/1/2010	7.03%	3,200	19
Gallery at Harborplace 3 (Baltimore Center Land, Garage & Office)	12/1/2010	7.49%	5,100	32
Gallery at Harborplace 4 (Baltimore Center Land, Garage & Office)	12/1/2010	7.93%	2,200	15
Gallery at Harborplace 5 (Baltimore Center Land, Garage & Office)	12/1/2010	8.89%	4,705	35
Gateway	4/1/2011	7.28%	39,767	241
Gateway Overlook	3/1/2013	5.78%	55,000	265
Glenbrook	7/1/2010	4.91%	177,235	726
Grand Canal Shoppes	5/1/2009	4.78%	393,754	1,568
Grand Traverse	10/1/2012	5.02%	85,302	357
Greenwood	4/1/2011	7.28%	44,647	271
Harborplace	10/5/2012	5.79%	50,000	241
Homart I (*)	2/28/2013	5.95%	245,115	1,215
Hulen Mall	12/7/2011	5.03%	113,021	474
Ivanhoe Capital (*)	12/3/2012	5.74%	93,713	448
Jordan Creek	3/2/2009	4.57%	185,950	707
JP Comm Jr. Gateway Crossing	7/9/2010	4.70%	15,234	60
JP Comm Jr. Univ. Crossing	7/9/2010	4.70%	11,373	45
JP Comm Sr. Austin Bluffs	4/9/2009	4.40%	2,288	8
JP Comm Sr. Division Crossing	4/9/2009	4.40%	5,273	19
JP Comm Sr. Fort Union	4/9/2009	4.40%	2,753	10
JP Comm Sr. Halsey Crossing	4/9/2009	4.40%	2,581	9
JP Comm Sr. Orem Plaza Center St	4/9/2009	4.40%	2,460	9
JP Comm Sr. Orem Plaza State St	4/9/2009	4.40%	1,523	6
JP Comm Sr. Riverpointe Plaza	4/9/2009	4.40%	3,811	14
JP Comm Sr. Riverside Plaza	4/9/2009	4.40%	5,454	20
JP Comm Sr. Woodlands Village	4/9/2009	4.40%	6,968	26
Knollwood	10/12/2015	5.35%	39,942	178
Lakeside Mall	12/1/2009	4.28%	180,302	643
Lakeview Square	3/1/2016	5.81%	41,334	200
Lansing I	1/15/2010	9.35%	24,144	186
Lincolnshire Commons	4/1/2013	5.98%	28,000	140

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance	Interest Expense
Property	Maturity Date	Rate (a)	November 30, 2009	Month Ended November 30 (b)
			(Dollars in thousands)
Lynnhaven	7/6/2010	5.05%	236,988	997
Maine	6/11/2010	4.84%	216,295	872
Mall of Louisiana Mezz (*)	4/1/2011	6.40%	62,343	333
Mall of Louisiana Note A	4/1/2011	5.46%	118,469	539
Mall of Louisiana Note B	4/1/2011	5.92%	54,362	268
Mall St Matthews Ltd Partnership	1/4/2010	4.81%	144,565	579
Mall St Vincent	7/7/2014	6.30%	49,000	257
Market Place	2/1/2013	6.05%	106,000	534
Moreno Valley	9/11/2013	5.96%	87,402	434
Newgate	10/1/2010	4.84%	40,991	165
Newpark	2/1/2011	7.45%	68,201	423
North Point	3/1/2011	5.48%	215,691	986
North Star	1/4/2010	4.43%	232,570	859
Northgate	9/1/2016	5.88%	45,025	221
Northridge Fashion	7/1/2011	7.24%	126,403	763
Oglethorpe	7/2/2012	4.89%	141,375	576
Oviedo	5/7/2012	5.12%	51,819	221
Oxmoor	6/3/2013	6.85%	56,922	325
Park City Note A	10/1/2010	4.74%	120,029	474
Park City Note B	10/1/2010	7.10%	29,206	173
Park Place	1/11/2010	5.15%	176,443	757
Peachtree	6/1/2010	5.08%	89,590	379
Pecanland	3/1/2010	4.28%	57,838	206
Piedmont	9/6/2016	5.98%	33,911	169
Pine Ridge	12/5/2011	5.08%	26,404	112
Pioneer Place Limited Partners Land	4/27/2010	10.00%	346	3
Prince Kuhio	4/1/2009	3.45%	37,826	109
Providence Place 2	3/11/2010	5.03%	258,525	1,083
Providence Place 3 (*)	3/11/2010	5.12%	59,529	254
Providence Place 4 (*)	3/11/2010	5.93%	39,044	193
Providence Place Pilot A1	7/1/2016	7.75%	23,754	153
Providence Place Pilot A2	6/30/2028	7.75%	22,253	144
Red Cliffs	12/5/2011	5.08%	25,095	106
Regency Square	7/1/2010	3.59%	93,790	281
Ridgedale	4/1/2010	4.86%	178,194	722
River Hills	6/3/2013	6.14%	80,000	409
RiverTown Junior Loan (*)	7/1/2011	9.15%	15,788	120
RiverTown Senior Loan	7/1/2011	7.29%	102,111	620
Rogue Valley	12/31/2010	7.85%	26,347	172
Sikes Senter	6/1/2012	5.20%	61,381	266
Sooner Fashion	6/3/2013	6.14%	60,000	307
Southlake	12/5/2017	6.44%	100,000	537
Southland	3/2/2009	3.62%	81,477	246
Southland (RSE)	3/5/2010	4.97%	108,788	451
St. Louis Galleria	7/5/2010	4.86%	237,412	961
Staten Island 1	10/1/2010	5.09%	85,000	356
Staten Island 2	10/1/2010	8.15%	70,616	473
Staten Island 3	10/1/2010	5.61%	125,000	584
Steeplegate	7/31/2009	4.94%	77,889	321
Stonestown Note A	9/1/2011	5.85%	155,600	759
Stonestown Note B	9/1/2011	5.65%	60,000	283
Stonestown Mezz (*)	9/1/2011	5.79%	57,400	277
The Boulevard	7/1/2013	4.27%	107,630	383
The Crossroads (MI)	6/1/2009	7.40%	39,791	245
The Woodlands Note A	6/13/2011	5.91%	185,000	912
The Woodlands Note B	6/13/2011	5.91%	55,000	271
Three Rivers	12/5/2011	5.08%	21,497	91
Town East	4/13/2009	3.46%	105,182	303
Tucson Mall	10/11/2033	4.26%	119,627	425
Tysons Galleria	9/12/2011	5.72%	255,000	1,216
Valley Hills	3/5/2014	4.73%	56,851	224
Valley Plaza	7/11/2012	3.90%	95,268	310
Victoria Ward (Village/Industrial/Gateway)	10/1/2011	5.61%	88,500	414
Victoria Ward (Warehouse/Plaza)	10/6/2011	5.52%	68,500	315
Village of Cross Keys	7/31/2009	7.04%	10,257	60
Visalia	1/11/2010	3.78%	41,595	131
Vista Ridge	4/11/2011	6.87%	80,351	460
Ward Centre & Ward Entertainment	1/4/2010	4.33%	58,294	210
Washington Park	4/1/2014	5.35%	12,099	54
West Valley	4/1/2010	3.43%	56,436	161
White Marsh	9/1/2012	5.62%	187,000	876
Willowbrook Mall	7/1/2011	6.82%	158,587	902
Woodbridge Corporation	6/1/2009	4.24%	207,934	735

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VII — Continued
STATUS OF MORTGAGES PAYABLE FOR DEBTORS
(UNAUDITED)

			Total Debt Balance		Interest Expense
Property	Maturity Date	Rate (a)	November 30, 2009		Month Ended November 30 (b)
			(Dollars in thousands)
Unsecured Asset Loans:
GGPLP/GGPLPLLC Exchangable Debt (*)	4/15/2012	3.98%	1,550,000		5,141
Public Indenture — Company Debt (*)	9/17/2012	7.20%	400,000		2,400
Public Indenture — Senior Bond (*)	3/16/2009	3.63%	395,000		1,193
Public Indenture 100 (*)	11/26/2013	5.38%	100,000		448
Public Indenture 350 (*)	11/26/2013	5.38%	350,000		1,568
Public Indenture Senior Note (*)	4/30/2009	8.00%	200,000		1,333
Rouse Senior Notes (*)	5/1/2013	6.75%	800,000		4,500

Fixed Rate Debt			$16,528,628		$73,998

Variable Rate Loans
Secured Asset Loans:
Bank Note — Animas Valley	7/11/2013	2.50%	35,054		73
Bank Note — Birchwood Mall	7/11/2013	2.50%	44,308		92
Bank Note — Cache Valley	7/11/2013	2.50%	28,043		58
Bank Note — Colony Square	7/11/2013	2.50%	25,239		52
Bank Note — Columbiana	7/11/2013	2.50%	105,441		219
Bank Note — Fallen Timbers	7/11/2013	2.50%	42,401		88
Bank Note — Foothills	7/11/2013	2.50%	50,758		105
Bank Note — Grand Teton	7/11/2013	2.50%	48,795		101
Bank Note — Mall at Sierra Vista	7/11/2013	2.50%	23,556		49
Bank Note — Mall of the Bluffs	7/11/2013	2.50%	35,951		75
Bank Note — Mayfair	7/11/2013	2.50%	274,932		571
Bank Note — Mondawmin	7/11/2013	2.50%	84,689		176
Bank Note — North Plains	7/11/2013	2.50%	10,656		22
Bank Note — North Town Mall	7/11/2013	2.50%	114,976		239
Bank Note — Oakwood	7/11/2013	2.50%	75,772		157
Bank Note — Owings Mills	7/11/2013	2.50%	53,281		111
Bank Note — Pierre Bossiere	7/11/2013	2.50%	40,382		84
Bank Note — Pioneer Place	7/11/2013	2.50%	156,764		326
Bank Note — Salem Center	7/11/2013	2.50%	41,728		87
Bank Note — Silver Lake Mall	7/11/2013	2.50%	18,228		38
Bank Note — Southwest Plaza	7/11/2013	2.50%	96,187		200
Bank Note — Spring Hill	7/11/2013	2.50%	68,088		142
Bank Note — Westwood Mall	7/11/2013	2.50%	24,117		50
Bank Note — White Mountain	7/11/2013	2.50%	10,656		22
Fashion Show	3/15/2009	6.25%	645,918		3,359
Oakwood Center	3/16/2009	1.75%	95,000		138
Palazzo	3/15/2009	6.25%	249,623		1,298

Unsecured Asset Loans:
DIP (c)	3/16/2011	13.50%	400,000		4,500
GGPLP/GGPLPLLC Revolver (*)	2/24/2010	1.50%	590,000		733
GGPLP/GGPLPLLC Senior Term (*)	2/24/2010	1.50%	1,987,500		2,468
TRUPS (*)(d)	4/30/2036	1.78%	206,200		297

Variable Rate Debt			5,684,243		15,930

Total Filing Entity Debt			$22,212,871	(e)	$89,928

(a)	Reflects the variable contract rate as of November 30, 2009.

(b)	All amounts for current period were paid as scheduled, except where noted (*).

(c)	Loan obtained in May 2009.

(d)	Junior subordinated notes of GGPLP purchased by GGP Capital Trust I, a Non-Debtor Delaware statutory trust and wholly-owned subsidiary of GGPLP, with proceeds from the sale of trust preferred securities.

(e)	Excludes liabilities to special improvement districts, discount on GGPLP Exchangable Debt and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE VIII
CHAPTER 11 RETAINED PROFESSIONALS DETAIL
(UNAUDITED)

	Period Expense	Cash Paid	Expense	Cash Paid
	Month Ended	Month Ended	Cumulative Post-Petition	Cumulative Post-Petition
Name	November 30, 2009	November 30, 2009	Period Ended November 30, 2009	Period Ended November 30, 2009
			(In thousands)
Akin Gump Strauss Hauer & Feld, LLP	$173	$968	$8,485	$5,114
AlixPartners, LLP	1,110	868	8,725	4,225
Assessment Technologies	—	—	29	25
Baker & Daniels LLP	—	—	—	—
Bracewell Giuliani	92	—	711	160
Calvo & Clark LLP	—	—	—	—
Cushman & Wakefield	—	509	1,054	538
Deloitte & Touche LLP	335	988	3,204	988
Deloitte Tax LLP	42	11	458	13
Epiq Solutions	—	2	17	13
Ernst & Young LLP	91	75	632	307
FTI Consulting	293	220	2,176	1,043
Grant Thornton	—	—	19	—
Halperin Battaglia Raicht LLP	16	9	61	29
Hewitt Associates	78	—	586	—
Houlihan Lokey	49	232	3,523	990
Jenner & Block	148	75	1,163	590
Kirkland & Ellis LLP	1,250	—	11,670	5,924
Kurtzman Carson Consultants LLC	—	75	3,155	2,049
Miller Buckfire & Co LLC (1)	986	305	5,472	3,102
PricewaterhouseCoopers	4	—	42	—
Silverstein & Pomerantz LLP	—	—	—	—
Weil, Gotshal & Manges LLP	1,726	1,228	15,638	8,266

Total	$6,393	$5,565	$66,820	$33,376

Professional Fees Summary (See Note 7)

Restructuring costs	$5,773	$4,426	$61,148	$31,339
General & administrative	578	1,063	4,979	1,578
Other(2)	42	76	693	459

Total	$6,393	$5,565	$66,820	$33,376

(1)	The amount paid to Miller Buckfire & Co LLC (“Miller Buckfire”) includes $3.2 million related to financing fees for the DIP Facility (see Note 1) which were capitalized. Additionally, the return of a retainer fee from Miller Buckfire to GGP of $1.3 million is also included in cash payments as a refund in the cash paid cumulative post-petition amounts.

(2)	The amounts included in Other Professional Fees relate to expenses incurred for Retained Professionals not classified as restructuring or general & administrative costs.

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED NOVEMBER 30, 2009

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
HHPI (consenting to West Charleston Lofts III,LLC)	Summerlin Village 19 — Power Substation (APN:164-02-510-004)	11/10/2009 — Electric easement	Nevada Power Company	None
HHPI (consenting to West Charleston Lofts III,LLC)	Summerlin Village 19 — Power Substation (APN:164-02-510-004)	11/10/2009 — Electric easement (wall construction)	Nevada Power Company	None
GGP Natick Residence LLC	Condominium Unit # 632 Natick, MA	11/02/2009 Condominium Unit Sale	Six Three Two Nouvelle Realty Trust	$391
GGP Natick Residence LLC	Condominium Unit #303 Natick, MA	11/02/2009 Condominium Unit Sale	Brian Guarente	$255
GGP Natick Residence LLC	Condominium Unit # 701 Natick, MA	11/03/2009 Condominium Unit Sale	Andrei Soran	$333
GGP Natick Residence LLC	Condominium Unit #726 Natick, MA	11/03/2009 Condominium Unit Sale	Rita Kapur	$349
GGP Natick Residence LLC	Condominium Unit #744 Natick, MA	11/02/2009 Condominium Unit Sale	Micheal Yee	$281
GGP Natick Residence LLC	Condominium Unit # 748 Natick, MA	11/03/2009 Condominium Unit Sale	April Eldred	$385
GGP Natick Residence LLC	Condominium Unit # 832 Natick, MA	11/03/2009 Condominium Unit Sale	Hinson Investment	$360
GGP Natick Residence LLC	Condominium Unit # 842 Natick, MA	11/02/2009 Condominium Unit Sale	Markopoulos	$249
GGP Natick Residence LLC	Condominium Unit # 843 Natick, MA	11/03/2009 Condominium Unit Sale	Anthony Chin	$417
GGP Natick Residence LLC	Condominium Unit # 848 Natick, MA	11/03/2009 Condominium Unit Sale	Chris Kotsiopoulos	$402
GGP Natick Residence LLC	Condominium Unit # 902 Natick, MA	11/02/2009 Condominium Unit Sale	Xiangyang Li and Wei Shen	$355
GGP Natick Residence LLC	Condominium Unit # 903 Natick, MA	11/02/2009 Condominium Unit Sale	Wing Hang Wong	$260
GGP Natick Residence LLC	Condominium Unit #942 Natick, MA	11/02/2009 Condominium Unit Sale	Shihao Pan and Jianjing Ling	$249
GGP Natick Residence LLC	Condominium Unit # 944 Natick, MA	11/02/2009 Condominium Unit Sale	Olivia S. Guo	$290
GGP Natick Residence LLC	Condominium Unit # 1002 Natick, MA	11/03/2009 Condominium Unit Sale	Annie Shum	$363
GGP Natick Residence LLC	Condominium Unit # 1006 Natick, MA	11/03/2009 Condominium Unit Sale	Bharat Dave and Soroj Dave	$367
GGP Natick Residence LLC	Condominium Unit # 1105 Natick, MA	11/03/2009 Condominium Unit Sale	Srikanth Sharma	$604

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
SCHEDULE IX
NON-NOTICED ASSET CONVEYANCES
AND AUTHORIZED DE MINIMIS SALES FOR
THE MONTH ENDED NOVEMBER 30, 2009

Debtor	Property	Date and Transaction Description	Counterparty	Consideration
				(In thousands)
GGP Natick Residence LLC	Condominium Unit # 1109 Natick, MA	11/03/2009 Condominium Unit Sale	Hinson Investment	$560
GGP Natick Residence LLC	Condominium Unit # 743 Natick, MA	11/03/2009 Condominium Unit Sale	Robert Toner	$415
GGP Natick Residence LLC	Condominium Unit # 905 Natick, MA	11/04/2009 Condominium Unti Sale	Jeffrey Weisberg and Debra Weisberg	$484
GGP Natick Residence LLC	Condominium Unit # 704 Natick, MA	11/04/2009 Condominium Unit Sale	Micheal Sack	$364
GGP Natick Residence LLC	Condominium Unit # 926 Natick, MA	11/13/2009 Condominium Unit Sale	Ramachandra Vallurupalli and Usharani Raminemi	$346
GGP Natick Residence LLC	Condominium Unit # 631 Natick, MA	11/16/2009 Condominium Unit Sale	Giridhar Immandi	$439
GGP Natick Residence LLC	Condominium Unit # 1113 Natick, MA	11/18/2009 Condominium Unit Sale	Sean Martin/Adam Rogers	$545
GGP Natick Residence LLC	Condominium Unit # 1208 Natick, MA	11/18/2009 Condominium Unit Sale	Richard and Cynthia Maloney	$569
GGP Natick Residence LLC	Condominium Unit # 1005 Natick, MA	11/16/2009 Condominium Unit Sale	Dong Liu	$484
GGP Natick Residence LLC	Condominium Unit # 545 Natick, MA	11/20/2009 Condominium Unit Sale	Neelam Rand	$359
GGP Natick Residence LLC	Condominium Unit # 1008 Natick, MA	11/20/2009 Condominium Unit Sale	Ducksoo and Eunjoo Kim	$559
GGP Natick Residence LLC	Condominium Unit # 547 Natick, MA	11/23/2009 Condominium Unit Sale	David Diamond	$279
GGP Natick Residence LLC	Condominium Unit # 829 Natick, MA	11/24/2009 Condominium Unit Sale	Liyu Yang	$395
GGP Natick Residence LLC	Condominium Unit # 801 Natick, MA	11/24/2009 Condominium Unit Sale	Roger Chen	$330
GGP Natick Residence LLC	Condominium Unit # 1001 Natick, MA	11/30/2009 Condominium Unit Sale	Sai Zhu XU	$335
GGP Natick Residence LLC	Condominium Unit # 11 Walden Drive, Natick, MA	11/06/2009 Condominium Unit Sale	Laura Ebrecht	$142
GGP Natick Residence LLC	Condominium Unit # 44 Silver Hill Lane, Unit#13, Natick, MA	11/23/2009 Condominium Unit Sale	Viola Said	$137

GENERAL GROWTH PROPERTIES, INC.
Combined Debtors Monthly Operating Report
CASE NO. 09-11977 (Jointly Administered)
Reporting Period: November 2009
SCHEDULE X
DEBTORS QUESTIONNAIRE*

		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (1)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (2)
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X (3)
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Unless otherwise indicated, answer is for the combined group of Debtors (see Note 1).

(1)	An aggregate of $9.5 million has been paid in the reporting period by or on behalf of the Debtors with respect to pre-petition liabilities as approved by the Bankruptcy Court. Such disbursements have been for employee salaries, commissions and reimbursements, taxes to government entities and for other services rendered pre-petition.

(2)	The net change in the aggregate Debtors intercompany accounts with affiliated non-debtors for the period was an increase in the amounts due to Non-Debtors of $11.45 million.

(3)	As previously described in Note 6 of the May MOR, which description is incorporated into this response by reference, the DIP Term Loan of $400 million was funded on May 15, 2009.